KCR INTERNATIONAL TRUCKS, INC.
FINANCIAL SUMMARY
PURCHASE CONTRACT
9300 SFA 6X4



DESCRIPTION                                                 PRICE

TOTAL PRICE PER VEHICLE, INCLUDING FREIGHT (Less
                                   F.E.T.)               $69,585.77

FEDERAL EXCISE TAX PER VEHICLE                             7,437.00
TOTAL PRICE PER VEHICLE (With F.E.T)                     $77,022.77
EXTENDED WARRANTY COVERAGE                                 2,865.00
TOTAL PRICE PER VEHICLE                                  $79,887.77
TOTAL PRICE FOR 200 VEHICLES                         $15,977,554.00
LESS TRADE-IN ALLOWANCE (150 TRADES)                 ($6,000,000.00)
TOTAL NET SALES PRICE FOR 200 VEHICLES                $9,977,554.00

We at KCR INTERNATIONAL TRUCKS thank you for the opportunity to make this proposal and will appreciate your acceptance.


RANDY O'SHEA
(816) 455-1833













APPROVED BY SELLER:                    APPROVED BY PURCHASER:

KCR INTERNATIONAL TRUCKS, INC.         OTR EXPRESS, INC.

 /s/  R. S. KING                       /s/   WILLIAM P. WARD
BY:                                    BY:
      C.E.O.  12/6/96                  PRESIDENT     12/6/96
OFFICIAL TITLE 	DATE	                		OFFICIAL TITLE 	DATE


Proposal: 2606                 -13-                     12/05/96
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